UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 10, 2020

PVH CORP. /DE/

(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 MADISON AVENUE, NEW YORK, New York		10016
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (212)-381-3500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	PVH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Indenture and Notes
On July 10, 2020, PVH Corp. (“PVH”) completed its previously announced private offering of $500 million principal amount of 4 5/8% senior notes due 2025 (the “Notes”), pursuant to the Indenture (the “Indenture”), dated as of July 10, 2020, between PVH and U.S. Bank National Association, as trustee, which governs the terms of the Notes.  Interest on the Notes is payable semi-annually in arrears on January 10 and July 10 of each year, commencing on January 10, 2021.  The Notes will mature on July 10, 2025.  PVH expects to use the net proceeds from the sale of the Notes for general corporate purposes, including, among other things, the repayment of certain indebtedness.
The Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.  The Notes have not been and will not be initially registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.
The Notes are unsecured, unsubordinated debt obligations, and rank equally with PVH’s other existing and future unsecured, unsubordinated obligations and senior in right of payment to PVH’s existing or future obligations that are by their terms expressly subordinated or junior in right of payment to the Notes.
Prior to June 10, 2025 (one month prior to the maturity date of the Notes) (the “Par Call Date”), the Company may redeem the Notes in whole at any time, or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date, and the excess if any, of (1) the present value at such redemption date of the remaining scheduled payments (through the Par Call Date assuming for such purpose that the notes matured on the Par Call Date) of principal and interest due on the Notes to be redeemed (but excluding accrued and unpaid interest, if any, to but not including the redemption date), discounted to the redemption date on a semi-annual basis using a discount rate equal to the treasury rate with respect to such redemption date, plus 50 basis points, over (2) the principal amount of such Notes on such redemption date.
Upon the occurrence of certain change of control events and a ratings downgrade, each holder of Notes may require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof on the date of purchase plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.  The Indenture limits the ability of the Company and its subsidiaries to incur liens, enter into certain sale and leaseback transactions and consolidate, merge or sell all or substantially all of their assets.
Registration Rights Agreement
In connection with the issuance of the Notes, PVH entered into the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of July 10, 2020, by and among PVH and Barclays Capital Inc., as representative of the initial purchasers with respect to the Notes.  Pursuant to the Registration Rights Agreement, PVH has agreed, among other things, to use commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the Notes for new notes (“Exchange Notes”) under the Securities Act having terms substantially identical in all material respects to the Notes (except that the Exchange Notes will not contain terms with respect to additional interest or transfer restrictions) and cause the registration statement to be declared effective within 270 days of the issuance of the notes or, in certain circumstances, to file a shelf registration statement with respect to resales of the Notes.  If PVH fails to satisfy these and other obligations contained in the Registration Rights Agreement, additional payments of interest will accrue on the Notes.
The foregoing descriptions of the Notes, the Indenture and the Registration Rights Agreement do not purport to be complete and are qualified in their respective entireties by reference to the full text of the Indenture, the form of Note and the Registration Rights Agreement, which are filed as Exhibits 4.1, 4.2 and 4.3 hereto respectively and are incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.
Item 8.01 Other Events.
On July 10, 2020, PVH issued a press release to announce the closing of its previously announced private offering of Notes, as described above under Item 1.01 of this Current Report on Form 8-K.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
4.1	Indenture, dated as of July 10, 2020, between PVH Corp. and U.S. Bank National Association, as trustee
4.2	Form of 4 5/8% Senior Note due 2025 (included as Exhibit A to Exhibit 4.1 hereto)
4.3	Registration Rights Agreement, dated July 10, 2020, by and between PVH Corp. and Barclays Capital Inc.
99.1	Press Release, dated as of July 10, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  July 10, 2020
PVH CORP.

By:	/s/ Mark D. Fischer
Mark D. Fischer
Executive Vice President and Secretary